Exploration and Evaluation Interests	12 Months Ended
Dec. 31, 2025
Exploration and Evaluation Interests
Exploration and Evaluation Interests
7.	Exploration and Evaluation Interests

Exploration and evaluation assets

In $000s	Eskay	Snip	Other	Total
Balance, December 31, 2023	$44,822	$1,469	$16,123	$62,414
Change of estimate to closure and reclamation	23,574	1,070	—	24,644
Additions	35,717	—	—	35,717
Write-down	(108)	—	—	(108)
Reclassified to mineral property, plant and equipment on transition to development stage	(104,005)	—	—	(104,005)
Balance, December 31, 2024	$—	$2,539	$16,123	$18,662
Change of estimate to closure and reclamation	—	(587)	—	(587)
Disposals	—	—	(1,312)	(1,312)
Balance, December 31, 2025	$—	$1,952	$14,811	$16,763

Snip Property, British Columbia, Canada

On July 19, 2017, the Company completed the final share payment under its option to acquire a 100% interest in the Snip property (“Snip”) from Barrick Mining Corporation (“Barrick”). The optioned property consists of one mining lease, holding the former Snip gold mine and four mineral tenures located in the Golden Triangle of British Columbia.

Barrick retained a 1% net smelter returns (“NSR”) royalty on the property. Alternatively, subject to Skeena delineating in excess of 2,000,000 ounces of gold, Barrick may exercise its right to purchase a 51% interest in Snip in exchange for paying the Company three times the costs incurred by the Company in exploring and developing the property (the “Barrick Option”), following which the parties would form a joint venture and Barrick would relinquish its 1% NSR royalty. In addition, an unrelated historic 3% royalty exists on gold recovered from ore containing at least 0.3 ounces of gold per ton.

Other properties

On June 1, 2022, Skeena acquired a 100% interest in four properties upon its acquisition of QuestEx Gold & Copper Ltd. The properties are located in the Golden Triangle and Liard Mining Division of British Columbia. The properties are subject to a 2% NSR royalty, of which half or all of the NSR royalty can be purchased for $1,000,000 to $6,000,000. On February 14, 2025, the Company sold one of the properties, the Sofia Property, to TDG for 8,000,000 common shares of TDG, resulting in a gain of $3,216,000.

On October 18, 2022, the Company acquired three properties in the Golden Triangle area that are located on either side of Newmont Corporation and Imperial Metals Corporation’s Red Chris mine, approximately 20km southeast of the village of Iskut, from Coast Copper Corp. for $3,000,000, payable in six equal payments of $250,000 in cash and $250,000 in common shares based on the 20-day volume weighted average trading price on the TSX, at closing and at each six-month anniversary of closing. One of the properties is subject to a 2% NSR royalty, which can be purchased for $2,000,000 within 120 days of commercial production. As at December 31, 2024, the Company paid $1,250,000 and issued 171,636 common shares in satisfaction of the first five payments. During the year ended December 31, 2025, the Company paid $250,000 and issued 17,229 common shares in satisfaction of the final payment.